UNITED STATE SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): August 1, 2003
                                  -------------

                                    NIC INC.
             (Exact name of registrant as specified in its charter)


           Colorado                   000-26621            52-2077581
           --------                   ---------            ----------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File Number)       Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated July 31, 2003, announcing 2003 second quarter earnings information

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12 "Results of Operations and Financial Condition."

On July 31, 2003, NIC Inc. issued a press release announcing 2003 second quarter earnings information. A copy of the press release is attached to this report on Form 8-K as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NIC Inc.

Date: August 1, 2003                      /s/ Stephen M. Kovzan
                                          ---------------------
                                          Stephen M. Kovzan
                                          Vice President, Financial Operations
                                          Chief Accounting Officer